Segment Reporting (Details)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Segment Reporting [Abstract]
CODM, Description	The Company operates as a single reportable segment. The CODM, identified as the Chief Executive Officer, reviews consolidated financial information and manages the business as a single unit. The Company manufactures and sells agricultural machinery cab assemblies, construction machinery cab assemblies, excavator cab assemblies, and special-shaped steel pipes. All products are manufactured at a single facility located in China.
Reportable segment	1
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer
Percentage of revenue	15.40%	13.50%